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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2006

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                               GraphOn Corporation
             (Exact name of Registrant as specified in its charter)

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        Delaware                    0-21683                   13-3899021
(State of incorporation)     (Commission File No.)          (IRS Employer
                                                          IdentificationNo.)

                          5400 Soquel Avenue, Suite A-2
                          Santa Cruz, California 95062
                    (Address of principal executive offices)
                  Registrant's telephone number: (800) 472-7466

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

      On August 16, 2006, we issued a press release announcing that a schedule has been set for our lawsuit against AutoTrader.com for patent infringement. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired - None

(b) Pro Forma Financial Information - None

(c) Shell Company Transactions - None

(d) Exhibits:

Exhibit No.  Description

   99.1      Press release issued by us on August 16, 2006




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2006

                               GraphOn Corporation

                               By: /s/ William Swain
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                               Name:  William Swain
                               Title:  Chief Financial Officer